Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Douglas R. Waggoner, Chief Executive Officer of Echo Global Logistics, Inc. (the "Company"), hereby certify, that:

(1) The Company's Annual Report on Form 10-K for the year ended December 31, 2018 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Form 10-K fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date:	February 22, 2019	/s/ DOUGLAS R. WAGGONER
Douglas R. Waggoner Chairman and Chief Executive Officer